UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

January 27, 2005
(Date of Report - Date of earliest event reported)

KERR-McGEE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-16619	73-1612389
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

123 Robert S. Kerr Avenue,
Oklahoma City, Oklahoma	73102
(Address of principal executive offices)	(Zip Code)

(405) 270-1313
(Registrant's telephone number)

Item 7.01	Regulation FD Disclosure

On January 27, 2006, Kerr-McGee Corporation issued a press release announcing that Dave Hager, chief operating officer, will speak at the Credit Suisse First Boston Energy Summit on February 3rd at 9:50 a.m. CST. Interested parties can listen to the presentation by logging on to www.kerr-mcgee.com.

Item 9.01	Financial Statements and Exhibits
(c) Exhibits 99.1 Press Release dated January 27, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KERR-MCGEE CORPORATION

	By:	(John F. Reichenberger)
John F. Reichenberger
Vice President, Deputy General Counsel and Assistant Secretary

Dated: January 27, 2006